Exhibit 10.2

1989 DEFERRED COMPENSATION PLAN, AS AMENDED AND RESTATED

The 1989 Deferred Compensation Plan, as amended and restated (the “Plan”), is amended by adding the following paragraph to the end of Section 11 of the Plan:

“Notwithstanding any contrary provision herein, the Corporation and its successors and assigns shall not terminate the Plan prior to April 30, 2037. Notwithstanding any contrary provision herein, this paragraph shall not be amended without the prior consent of all the Participants.”